UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 23, 2005

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (651) 483-7111

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)     On February 23, 2005, Katherine L. Miller informed the Company of her decision to resign as Vice President, Controller and Chief Accounting Officer of Deluxe Corporation (the “Company”), effective March 15, 2005.

(c)     On February 25, 2005, Terry D. Peterson accepted the position of Vice President, Controller and Chief Accounting Officer for the Company, effective upon Ms. Miller’s departure from the Company, as addressed in Item 5.02(b) above. Mr. Peterson, age 40, currently is the Company’s Director of Internal Audit, a position he has held since joining the Company in September of 2004. Prior to joining the Company, Mr. Peterson served as Vice President and Controller of the GCS Services Division of Ecolab, Inc. (NYSE: ECL), a worldwide developer and marketer of premium cleaning and sanitation products, from August 2002 to August 2004. Before joining Ecolab, Mr. Peterson held executive finance positions with Provell, Inc. (formerly Damark International, Inc.), a developer of customized marketing programs and services, including Corporate Controller from March 1999 to September 2001, and Acting CFO and Controller from September 2001 to August 2002. Mr. Peterson holds a Bachelor’s degree in accounting and is a Certified Public Accountant.

        As an executive officer of the Company, Mr. Peterson will become party to a standard form of Executive Severance Agreement providing him with certain benefits should his employment be terminated without cause. Under these Agreements, if the executive’s employment is terminated without cause, and provided the executive signs a release, the executive is entitled to twelve months of severance pay, salary continuation for up to an additional six months (to the extent his or her monthly compensation during that extended period is less than the monthly salary earned with the Company), executive outplacement services for up to twelve months, and an additional lump sum payment of $13,000 to assist with other employment transition costs. A complete copy of the applicable form of Executive Severance Agreement previously has been filed by the Company as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

        A copy of the Company’s press release announcing Mr. Peterson’s replacement of Ms. Miller as the Company’s principal accounting officer is attached as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press Release dated February 28, 2005.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 28, 2005

DELUXE CORPORATION
/s/ Anthony C. Scarfone

Anthony C. Scarfone Senior Vice President, General Counsel and Secretary